Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the Quarterly Report on Form 10-Q of Riley Exploration Permian, Inc. (the “Company”) for the quarter ended September 30, 2026 (the “Report”).

To the best of my knowledge the Report (i) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o (d)); and, (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 4, 2026
By:	/s/ Philip Riley
Philip Riley
Chief Financial Officer and Executive Vice President of Strategy